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                                                                     Exhibit 1.1

                                [700,000] Shares

                         RESOURCE BANKSHARES CORPORATION

                                  Common Stock

                           ---------------------------

                        [Form of Underwriting Agreement]

                           ---------------------------


BB&T CAPITAL MARKETS,
  a division of Scott & Stringfellow, Inc.
RYAN BECK & CO., LLC
TRIDENT SECURITIES, INC.,
  a division of McDonald Investments, Inc.
  As Representatives of the Several
  Underwriters Named in Schedule I hereto
c/o BB&T Capital Markets,
a division of Scott & Stringfellow, Inc.
909 East Main Street
Richmond, Virginia 23219                                      ____________, 2003

Dear Sirs:

     Resource Bankshares Corporation, a Virginia corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Ryan Beck & Co., LLC and Trident Securities, Inc., a division of McDonald Investments, Inc. (collectively, the "Representatives") and the several other underwriters named in Schedule I hereto (collectively, with the Representatives, the "Underwriters"), acting severally and not jointly, an aggregate of [700,000] shares (the "Firm Securities") of Common Stock, $1.50 par value per share, of the Company (the "Common Stock") and, at the election of the Underwriters, up to [105,000] additional shares (the "Optional Securities"), severally and not jointly, of Common Stock. The Firm Securities and the Optional Securities that the Underwriters elect to purchase pursuant to Section 2 hereof are collectively called the "Securities." The Securities are more fully described in the Prospectus, referred to below.

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     1.   Representations and Warranties.

     The Company represents and warrants to, and agrees with each of the several Underwriters as of the date hereof and as of each "Delivery Date" (as defined below) that:

     (a) In connection with the transactions contemplated by this Underwriting Agreement (the "Agreement"), a registration statement on Form S-1 (Registration No. 333-101688) and as a part thereof a preliminary prospectus, in respect of the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act") and has been filed with the Securities and Exchange Commission (the "Commission") in the form heretofore delivered to you; such registration statement, as amended, has been declared effective by the Commission; no other document with respect to such registration statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) of this Agreement and deemed by virtue of Rule 430A under the Act to be a part of the registration statement at the time it was declared effective, each as amended at the time such part became effective, being herein called collectively the "Registration Statement" and the final prospectus, in the form first filed pursuant to Rule 424(b), being hereinafter called the "Prospectus");

     (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein;

     (c) The Registration Statement conforms, and the Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon

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and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use therein;

     (d) Neither the Company nor its wholly-owned subsidiary bank, Resource Bank, a Virginia state chartered bank (the "Bank"), has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or expressly contemplated in the Prospectus;

     (e) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise set forth or expressly contemplated therein, (i) there has not been any change in the capital stock or long term debt of the Company or the Bank, respectively, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Bank taken as a whole and (ii) there have been no transactions entered into by the Company or the Bank, other than transactions entered into in the ordinary course of business, that are material with respect to the Company and the Bank taken as a whole;

     (f) The Company and the Bank have good and marketable title to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Bank; and any real property and buildings held under lease by the Company and the Bank are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Bank;

     (g) The Company, the Bank and its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own or lease their respective properties and conduct their respective businesses as described in the Prospectus; and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not result in a material adverse effect on the Company and the Bank taken as a whole; and each of the Company, the Bank and its subsidiaries holds all material licenses, certificates, authorizations and permits from governmental authorities necessary for the conduct of its business as described in the Prospectus;

     (h) The Company has an authorized capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description of the capital stock of the Company contained in the Prospectus; there are no preemptive or other rights to subscribe for or to purchase any securities of the Company under the Articles of Incorporation of the Company or under Virginia law; except as described in the Prospectus, there are no warrants, options or other rights to purchase any securities of the Company which have been granted by the Company; and neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company;

     (i) All outstanding shares of capital stock of the Bank are owned by the Company free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances; and, other than the Bank, and except as set forth in the Prospectus, the Company does not own or control, directly or indirectly, any corporation, association or other entity;

     (j) The Securities have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and will conform to the description of the Securities contained in the Prospectus;

     (k) The issuance and sale of the Securities being issued at each Delivery Date (as hereinafter defined) by the Company and the performance of this Agreement and the consummation by the Company of the other transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Bank pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Bank is a party or by which the Company or the Bank is bound or to which any of the property or assets of the Company or the Bank is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company or the Articles of Incorporation or Bylaws of the Bank or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Bank or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issuance and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as may be required under the Act, under state securities or Blue Sky laws, and under the rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution of the Securities by the Underwriters;

     (l) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or the Bank is a party or of which any of their respective property or assets is subject, which, if determined adversely to the Company or the Bank, would individually or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and the Bank taken as a whole and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or by others;

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     (m)  Goodman & Company, L.L.P., which has certified certain financial statements of the Company and the Bank, are independent public accountants within the meaning of the Act and the rules and regulations of the Commission thereunder;

     (n) All employee benefit plans established, maintained or contributed to by the Company or the Bank comply in all material respects with all applicable requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and no such plan has incurred or assumed an "accumulated funding deficiency" within the meaning of Section 302 of ERISA or has incurred or assumed any material liability to the Pension Benefit Guaranty Corporation;

     (o) The consolidated financial statements of the Company, together with related notes, as set forth in the Registration Statement present fairly the consolidated financial position and the results of operations of the Company at the indicated dates and for the indicated periods, all in accordance with generally accepted accounting principles, consistently applied throughout the periods presented except as noted in such financial statements and the notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information included in the Prospectus presents fairly the information shown therein and has been compiled on a basis consistent with the financial statements presented therein;

     (p) The Company and the Bank have filed all federal, state, local and foreign income and franchise tax returns that have been required to be filed (or have received extensions with respect thereto) other than those filings being contested in good faith, and have paid, or made adequate reserves for, all taxes indicated by said returns and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith;

     (q) No relationship, direct or indirect, exists between or among the Company and the Bank, on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or the Bank, on the other hand, that is required by the Act or by the rules and regulations thereunder to be described in the Registration Statement and the Prospectus which is not so described;

     (r) The Company and the Bank have not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

     (s) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company in accordance with its terms; and

     (t) The Securities have been approved for trading, subject to notice of issuance, on the Nasdaq National Market.

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     2.  Purchase and Sale of the Securities.

     Subject to the terms and conditions herein set forth and in reliance upon the representations and warranties contained herein, (a) the Company agrees to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $__.____, the number of Firm Securities (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Securities to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the aggregate number of Firm Securities to be purchased by all the Underwriters from the Company hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Company agrees to sell to the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, that portion of the number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto, and the denominator of which is the maximum number of Optional Securities which all of the Underwriters are entitled to purchase hereunder.

     The Company grants the Underwriters the right to purchase, severally and not jointly, at their election up to [105,000] Optional Securities, at the purchase price per share set forth in the preceding paragraph, for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to purchase the Optional Securities may be exercised no more than once by written notice from you to the Company, given within a period of 30 days after the date of this Agreement, setting forth the aggregate amount of the Optional Securities to be purchased by the Underwriters, severally and not jointly, and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Delivery Date (as defined in Section 4 hereof) or, unless you otherwise agree in writing, earlier than two or later than seven business days after the date of such notice.

     3.  Offering by the Underwriters.

     Upon authorization by you of the release of the Firm Securities, the Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus.

     4.  Delivery and Payment.

     Certificates in definitive form for the Securities to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as you may request upon at least two business days' prior notice to the Company, shall be delivered by or on behalf of the Company to ou for the account of each Underwriter, against payment of the purchase price therefor by certified or official bank check in next day funds (unless the Company desires settlement in same day funds, in which case the Company shall pay the Underwriters for any costs associated with settlement in same day funds), all at the offices of BB&T Capital Markets, a division of Scott & Stringfellow, Inc., 909 East Main Street, Richmond, Virginia 23219. Such certificates may be deposited with the Depository Trust Company ("DTC") or a custodian for DTC and registered in the name Cede & Co., as nominee for DTC. The time and date of such delivery and payment shall be, with respect to the Firm Securities, 10:00 a.m., Richmond, Virginia time, on __________ __, 2003, or at such other time and date as you and the Company may agree upon in writing and, with respect to the Optional Securities, 10:00 a.m., Richmond, Virginia time, on the date specified by you in the written notice of the Underwriters' election to purchase such Optional Securities, or at such other time and date as you and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Delivery Date," such time and date for delivery of the Optional Securities, if not the First Delivery Date, is herein called the "Second Delivery Date," and each such time and date for delivery is herein called a "Delivery Date." Such certificates will be made available to the Underwriters for checking and packaging at least 24 hours prior to each Delivery Date at the offices of BB&T Capital Markets, a division of Scott & Stringfellow, Inc., in Richmond, Virginia or such other location designated by the Underwriters to the Company.

     5.  Agreements of the Company.

     The Company agrees with the Underwriters:

     (a) To prepare the Prospectus in a form reasonably approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act within the time period prescribed or, if applicable, such earlier time as may be required by Rule 430A under the Act; to make no amendment or supplement to the Registration Statement or Prospectus which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

     (b) Promptly from time to time to take such actions as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you have requested and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish the Underwriters with copies of the Registration Statement and the Prospectus in such quantities as you may from time to time reasonably request during such period following the date hereof as a prospectus is required to be delivered in connection with offers or sales of Securities, and, if the delivery of a prospectus is required and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

     (d) As soon as practicable, but not later than the Availability Date (as defined below), to make generally available to its security holders and deliver to you an earnings statement of the Company covering a period of at least 12 months beginning after the effective date of the Registration Statement which will satisfy the provisions of Section 11(a) of the Act (for the purpose of this subsection 5(d) only, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the effective date of the Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter);

     (e) To furnish to the holders of the Securities as soon as practicable after the end of the each fiscal year an annual report (including a balance sheet and statements of operations, changes in stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail;

     (f) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed or the Nasdaq Stock Market, Inc.; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request;

     (g) For a period of 120 days from the effective date of the Registration Statement, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Securities (other than the Securities or pursuant to (i) employee stock option or stockholder dividend reinvestment plans, or (ii) merger and acquisition transactions, (iii) currently outstanding warrants or options) without your prior written consent; and

     (h) To apply the net proceeds from the sale of the Securities for the purposes set forth in the Prospectus.

     6.  Payment of Expenses.

     The Company agrees with the several Underwriters that the Company will pay or cause to be paid the following, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or reproducing this Agreement, the Blue Sky Survey and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky Survey; (iv) the filing fees incident to securing any required review by the NASD of the terms of the sale of the Securities; (v) the cost of preparing stock certificates; (vi) the costs or expenses of any transfer agent or registrar; (vii) all fees relating to the inclusion of the Securities on the Nasdaq National Market; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that except as provided in this Section, Section 8 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 7 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities

     7.  Conditions to Obligations of the Underwriters.

     The obligations of each Underwriter hereunder, as to the Securities to be delivered at each Delivery Date, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company are, at and as of the date hereof and each Delivery Date, true and correct and the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) The Registration Statement is effective; if the filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

     (b) On each Delivery Date, LeClair Ryan, A Professional Corporation, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such dates, with respect to the issuance and sale of the Securities on each such Delivery Date, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (c) On each Delivery Date, Kaufman & Canoles, A Professional Corporation, counsel for the Company, shall have furnished to you their written opinion, dated such dates, in form and substance satisfactory to you, to the effect that:

         (i) The Company and the Bank have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own or lease their respective properties and conduct their respective businesses as described in the Prospectus; and the Company and the Bank are duly qualified to do business and are in good standing in each jurisdiction in which it owns or leases properties or conducts business so as to require such qualification except where the failure to so qualify would not result in a material adverse effect on the Company and the Bank as a whole;

         (ii) The Company has an authorized capitalization as set forth under the caption "Description of Capital Stock" in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description contained in the Prospectus; there are no preemptive or similar rights to subscribe for or to purchase any securities of the Company under the Articles of Incorporation of the Company or under Virginia law; except as described in the Prospectus, there are no warrants or options to purchase any securities of the Company which have been granted by the Company; to the best of such counsel's knowledge, neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement gives rise to any rights for or relating to the registration of any securities of the Company; and the form of the certificates evidencing the Securities complies with all formal requirements of Virginia law;

         (iii) The Registration Statement has been declared effective under the Act and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened under the Act;

         (iv) The Securities have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued and fully paid and nonassessable and conform to the description of the Securities contained in the Prospectus, as amended or supplemented;

         (v) All outstanding shares of capital stock of the Bank are owned by the Company free and clear of any perfected security interests, claims, liens or encumbrances;

         (vi) To the best of such counsel's knowledge, and except as discussed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or the Bank is a party or of which any property or assets of the Company or the Bank is subject which, if determined adversely to the Company or Bank, would individually or in the aggregate, have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and the Bank taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

         (vii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies, and except insofar as the enforceability of the indemnity and contribution provisions contained in this Agreement may be limited by federal and state securities laws, and further subject to 12 U.S.C. ss.1818 (b)(6)(D) and similar bank regulatory powers and to the application of principles of public policy);

         (viii) The issue and sale of the Securities and the performance of this Agreement by the Company and the consummation of the other transactions contemplated by this Agreement will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or Bank pursuant to, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or Bank is a party or by which the Company or Bank is bound or to which any of the property or assets of the Company or Bank is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or Bylaws of the Company or the Articles of Incorporation or Bylaws of the Bank or of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or Bank or any of their respective properties;

          (ix) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issuance and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement, except such as have been obtained under the Act, such as may be required under state securities or Blue Sky laws, and under the rules of the NASD in connection with the purchase and distribution of the Securities by the Underwriters;

          (x) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Delivery Date (other than the financial statements and related schedules and other financial and statistical information included therein and information furnished for use therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; nothing has come to their attention which leads them to believe that, as of the effective date of the Registration Statement and as of each Delivery Date, either the Registration Statement or the Prospectus or, as of its date, any further amendment or supplement thereto made by the Company prior to the Delivery Date (in each case, other than the financial statements and the related schedules and other financial and statistical information included therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. With respect to such statement, such counsel may state that their belief is based upon the procedures set forth therein, but is without independent check or verification; and

          (xi) The Company has filed a listing of additional shares and all required supporting documents with respect to the Securities with the Nasdaq Stock Market Inc., and such counsel received no information stating that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

In rendering such opinions, such counsel may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and the Bank and public officials.

     (d) At 10:00 a.m., Richmond, Virginia time, on the date of this Agreement and also at each Delivery Date, Goodman & Company, L.L.P. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;

     (e) (i) Neither the Company nor the Bank shall have sustained since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or expressly contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or the Bank or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operation of the Company or the Bank taken as a whole otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Delivery Date on the terms and in the manner contemplated by the Prospectus;

     (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq National Market; (ii) a general moratorium on commercial banking activities in New York or Virginia declared by federal, New York State or Commonwealth of Virginia authorities;
(iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if any such event specified in this clause (iii) would have such a materially adverse effect, in your judgment, as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus; or (iv) such a material adverse change in general economic, political, financial or international conditions affecting financial markets in the United States having a material adverse impact on trading prices of securities in general, as, in your judgment, makes it impracticable or inadvisable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

     (g) The Company shall have furnished or caused to be furnished to you copies of agreements between the Company and each of the executive officers and directors of the Company specified by you, in form and content satisfactory to you, pursuant to which such persons agree not to offer, sell, or contract to sell, or otherwise dispose of, any shares of Common Stock beneficially owned by them or any securities convertible into, or exchangeable for, Common Stock on or before the 90th day after the date of this Agreement without your prior written consent;

     (h) The Company shall have furnished or caused to be furnished to you on the date of this Agreement and on the Delivery Date certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of the date hereof and the Delivery Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Delivery Date, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request; and

     (i) The Common Stock shall have been approved for trading on the Nasdaq National Market.

     If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     8.  Indemnification and Contribution.

     (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating, preparing to defend or defending, or appearing as a third party witness in connection with, any such action or claims as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein.

     (b) Each Underwriter severally agrees to indemnify and hold harmless the Company against any losses, claims damages or liabilities, joint or several, to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating, preparing to defend or defending, or appearing as a third party witness in connection with, any such action or claim as such expenses are incurred. The Company acknowledges that for purposes of this Section 8 the statement set forth on page __ of the Prospectus concerning stabilization and over-allotment by the Underwriter, and under the heading "Underwriting" in the Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Preliminary Prospectus or the Prospectus, and you confirm that such statements are correct.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection, unless and to the extent that such indemnifying party did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that representation of such indemnified party and the indemnifying party would present such counsel with a conflict of interest under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. It is understood that the indemnifying party shall, in connection with any such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm or attorneys together with appropriate local counsel at any time for all indemnified parties not having actual or potential differing interests with any indemnified party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable for any settlement entered into without its consent and will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). Notwithstanding the immediately preceding sentence and the third preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) the provisions of the Agreement Among Underwriters shall govern contribution among the Underwriters, (ii) no Underwriter (except as provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations under this subsection (d) are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee and agent of the Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9.  Substitution of Underwriters.

     (a) If any of the Underwriters fail (other than for a reason sufficient to justify the termination of this Agreement) to purchase on the Delivery Date the Securities agreed to be purchased on such Delivery Date by such Underwriter, the remaining Underwriters may find one or more substitute underwriters to purchase such Securities or make such other arrangements as the remaining Underwriters deem advisable or the remaining Underwriters may agree to purchase such Securities upon the terms set forth in this Agreement. If no such arrangements have been made within 36 hours after such Delivery Date, the Company will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the remaining Underwriters to purchase such Securities on the terms set forth in this Agreement.

     (b) In any such case, the remaining Underwriters or the Company will have the right to postpone the Delivery Date for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus) may be effected by the remaining Underwriters and the Company. If neither the nondefaulting Underwriters nor the Company makes arrangements pursuant to this
Section 9 within the period stated for the purchase of the Securities that the defaulting Underwriters agreed to purchase, this Agreement will terminate without liability on the part of the nondefaulting Underwriters to the Company and without liability on the part of the Company, except in both cases, as provided in Sections 5, 8 and 11. This Section 9 will not affect the liability of the defaulting Underwriters to the Company or the nondefaulting Underwriters arising out of such default. A substitute underwriter will become an Underwriter for all purposes of this Agreement.

     10. Representations and Warranties to Survive.

     The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of the Underwriters or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. Termination and Payment of Expenses.

     (a) This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company prior to the delivery of any payment for the Securities, if prior to such time there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq National Market; (ii) a general moratorium on commercial banking activities in New York or Virginia declared by federal, New York State or Commonwealth of Virginia authorities;
(iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if any such event specified in this clause (iii) would have such a materially adverse effect, in your judgment, as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus; or (iv) such a material adverse change in general economic, political, financial or international conditions affecting financial markets in the United States having a material adverse impact on trading prices of securities in general, as, in your judgment, makes it impracticable or inadvisable to proceed with the offering or delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

     (b) If this Agreement shall be terminated pursuant to this Section 11, the Company shall not then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but if for any other reason the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, because of any termination pursuant to this Section 11 or because of any refusal, inability or failure on the part of the Company to perform any agreements herein or comply with the provisions hereof other than by reason of a default by any of the Underwriters, the Company will be responsible for and will reimburse the Underwriters upon demand for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in connection with the proposed purchase, sale and delivery of the Securities. Nothing in this Section 11 shall be deemed to relieve the Underwriter of their liability, if any, to the Company for damages occasioned by their default hereunder.

     12. Notices.

     In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you. All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by mail, telex or facsimile transmission to BB&T Capital Markets, a division of Scott & Stringfellow, Inc., 909 East Main Street, Richmond, Virginia 23219, Attention:
Financial Institutions; and if to the Company shall be sufficient in all respects if delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Prospectus, Attention: Lawrence N. Smith, Chief Executive Officer. Any such statements, requests, notices or agreements shall take effect upon receipt thereof provided, however, that any notice to any Underwriter pursuant to this

Section 12 hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter, which will be supplied to the Company by you upon request.

     13. Successors.

     This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the officers and directors, employees and agents of any Underwriter and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time of the Essence.

     Time shall be of the essence in this Agreement.

     15. Business Day.

     As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     16. Applicable Law.

     This Agreement shall be construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state.

     17. Captions.

     The captions included in this Agreement are included solely for convenience of reference and shall not be deemed to be a part of this Agreement.

     18. Counterparts.

     This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     19. Partial Unenforceability.

     The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     If the foregoing is in accordance with your understanding, please sign and return to us two counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this Agreement on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement Among Underwriters, the form of which will be submitted to the Company for examination, upon request, but without warranty on your part as to the authority of the signers thereof.

                                               Very truly yours,

                                               RESOURCE BANKSHARES CORPORATION

                                               By: ____________________________
                                                   Lawrence N. Smith
                                                   Chief Executive Officer

Accepted as of the date hereof
at Richmond, Virginia:

BB&T CAPITAL MARKETS,
  a division of Scott & Stringfellow, Inc.
RYAN BECK & CO., LLC.
TRIDENT SECURITIES, INC.,
  a division of McDonald Investments, Inc.
As Representatives of the Several
  Underwriters Named in Schedule I hereto

BB&T CAPITAL MARKETS,
  a division of Scott & Stringfellow, Inc.

By: ____________________________
    G. Jacob Savage III
    Managing Director

RYAN, BECK & CO., LLC.

By: ____________________________
    Gary S. Penrose
    Managing Director

TRIDENT SECURITIES, INC.,
  a division of McDonald Investments, Inc.

By: ____________________________
    Timothy E. Lavelle
    Managing Director

                                   SCHEDULE I

                                  Underwriters


                                                                 Optional Securities
                                                                 to be Purchased if
                                             Firm Securities       Maximum Option
          Underwriter                        to be Purchased         Exercised
          ----------                         ---------------         ---------
BB&T Capital Markets,
a division of Scott & Stringfellow, Inc.

Ryan Beck & Co., LLC

Trident Securities, Inc.,
a division of McDonald Investments, Inc.


       TOTAL
                                                =========               ========

                                     ANNEX I

     Pursuant to Section 7(d) of the Underwriting Agreement, Goodman & Company, L.L.P. shall furnish letters to the Representatives to the effect that:

     1. They are independent public accountants with respect to the Company and its subsidiary within the meaning of the Act and the applicable published rules and regulations thereunder;

     2. In their opinion, the consolidated audited financial statements audited by them and included in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Securities Exchange Act of 1934, as amended, as applicable, and the related published rules and regulations thereunder;

     3. On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the latest unaudited financial statements made available by the Company, inspection of the minute books of the Company and the Bank since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and the Bank responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

          (A) the unaudited consolidated financial statements included in the Registration Statement or the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and published rules and regulations thereunder or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement or Prospectus;

          (B) (i) as of a specified date not more than five calendar days prior to the date of delivery of such letter, there have been any changes in the capital stock, short-term debt or long-term debt of the Company, or any decreases in consolidated total assets or stockholders' equity as compared with amounts shown on the most recent consolidated balance sheet included in the Registration Statement or Prospectus, and (ii) for the period from the date of the most recent consolidated financial statements included in the Registration Statement or Prospectus to such specified date there were any decreases in consolidated net interest income or the total or per share amounts of net income as compared with the corresponding period in the preceding year, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     4. In addition to the audit referenced in their report included in the Registration Statement and the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information which are derived from the general accounting records of the Company and the Bank, which appear in any Preliminary Prospectus, the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representative, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and have found them to be in agreement.

                                       A-2